UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2024

GROVE COLLABORATIVE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(800) 231-8527
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 9, 2024 the Audit Committee of the Board of Directors (“Audit Committee”) of Grove Collaborative Holdings, Inc. (the “Company”) appointed Moss Adams LLP (“Moss Adams”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

(a) Dismissal of Independent Public Accounting Firm

On October 9, 2024, the Company, with the approval of the Audit Committee, notified Ernst & Young LLP (“EY”) that EY was being dismissed as the Company’s independent registered public accounting firm, effective October 9, 2024.

The audit reports of EY on the Company’s consolidated financial statements for the years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2022 and 2023 and through the date of EY’s dismissal there were no (i) disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter thereof in connection with its reports for such periods; or (ii) reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided EY with a copy of the disclosure in this Current Report on Form 8-K (this “Report”) prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that EY provide the Company with a letter addressed to the SEC stating whether EY agrees with the statements made by the Company in accordance with Item 304(a) of Regulation S-K. A copy of the letter dated October 10, 2024 furnished by EY in response to that request is filed as Exhibit 16.1 to this Report.

(b) Engagement of Independent Registered Public Accounting Firm

On October 9, 2024, the Audit Committee of the Company’s Board of Directors approved the appointment of Moss Adams as the Company’s new independent registered public accounting firm commencing for the Company’s quarter ending September 30, 2024 and its year ending December 31, 2024.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2023 and through October 9, 2024, neither the Company nor anyone acting on its behalf consulted Moss Adams on any matter relating to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP dated October 10, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

By:	/s/ Sergio Cervantes
Name:	Sergio Cervantes
Title:	Chief Financial Officer
Dated: October 10, 2024